SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [X]    Preliminary Proxy Statement
    [ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
    [ ]    Definitive Proxy Statement
    [ ]    Definitive Additional Materials
    [ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          PHOENIX MULTI-PORTFOLIO FUND
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.

              1) Title of each class of securities to which transaction applies:

              2) Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              4) Proposed maximum aggregate value of transaction:

              5) Total fee paid: ___________

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                            Notice of Special Meeting
                   of Shareholders to be Held October 27, 1998

To the Shareholders:

       A Special Meeting of Shareholders of Phoenix Multi-Portfolio Fund ("the Trust") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, October 27, 1998 at 11:00 a.m. for the following purposes:

TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX INTERNATIONAL PORTFOLIO

(1) To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit A between, Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc.; and

TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX MID CAP PORTFOLIO

(2) To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit B between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC.

     These proposals are discussed in detail in the attached Proxy Statement.

     The Board of Trustees has fixed August 28, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Trust and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                             By Order of the Board of Trustees,


                                             G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
September 21, 1998

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                              --------------------

                                 PROXY STATEMENT

                        A Special Meeting of Shareholders
                         to be Held on October 27, 1998

                                  INTRODUCTION

       The enclosed proxy is solicited by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on October 27, 1998, and at any adjournment(s) thereof. Shareholders of record of Phoenix International Portfolio (the "International Fund") and Phoenix Mid Cap Portfolio (the "Mid Cap Fund") at the close of business on August 28, 1998 are entitled to notice of and to vote at the meeting or any adjourned session. (The International Fund and the Mid Cap Fund are each sometimes referred to as a "Fund", and are sometimes collectively referred to as the "Funds" in this proxy statement.) As of August 28, 1998, there were issued and outstanding 11,667,216.488 shares of the International Fund and 15,625,022.341 shares of the Mid Cap Fund, par value $1 per share (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and fractional vote corresponding to any fractional Share) registered in his/her name on the Trust's books on the record date and not thereafter repurchased or redeemed by the Trust.

       Only shares of Phoenix International Portfolio will be voted on Proposal 1 and only shares of Phoenix Mid Cap Portfolio will be voted on Proposal 2. All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

       In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc., or its affiliates, and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Adviser.

       In the event that sufficient votes in favor of either of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to such matter. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

       This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 21, 1998. A copy of the Trust's most recent semiannual report will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Votes Required

       The presence in person or by proxy of the holders of a majority of the outstanding shares of the Funds is required to constitute a quorum at the meeting. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of a Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

       If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information as of August 27, 1998 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.


Name of Shareholder                               Class and Fund       Number of Shares        Percent of Class
-------------------                               --------------       ----------------        ----------------
Merrill Lynch Pierce Fenner & Smith               International Fund
4800 Deer Lake Dr. E                              Class A                  1,046,008.677             9.79%
Jacksonville, FL 32246                            Class B                     81,519.373             8.16%

Phoenix Charter Oak Trust Co. TTEE                International Fund       1,521,313.999            14.24%
Phoenix Home Life Employee Pension Plan           Class A
One American Row
Hartford, CT 06103


       At August 27, 1998, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Funds.

Description of the Investment Adviser

       The Funds' investment adviser is Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. ("PXP"), formerly known as Phoenix Duff & Phelps Corporation. A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

       In addition to the Funds, the Adviser acts as investment adviser for a number of other mutual funds having a similar investment objective to those of the Funds. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is set forth in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.


                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------
Phoenix Equity Series Fund
  Phoenix Growth and Income Fund                         $104.7             0.75%            0.70%             0.65%



                                       3


                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------

Phoenix Investment Trust 97
  Phoenix Small Cap Value Fund                            $29.5             0.90%            0.85%             0.80%
  Phoenix Value Equity Fund                               $33.5             0.75%            0.70%             0.65%

                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------

Phoenix Multi-Portfolio Fund
  Phoenix Mid-Cap Portfolio                              $343.7             0.75%            0.70%             0.65%

                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------

Phoenix Series Fund
  Phoenix Aggressive Growth Fund Series                  $286.1             0.70%            0.65%             0.60%
  Phoenix Growth Fund Series                            $2,775.2            0.70%            0.65%             0.60%

                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------

Phoenix Strategic Equity Series Fund
  Phoenix Strategic Theme Fund                           $139.4             0.75%            0.70%             0.65%

                                                                                                             Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)        $1 Billion        $1 Billion       $2 Billion
----                                                   ----------        ----------        ----------       ----------

Phoenix Worldwide Opportunities Fund                     $194.6             0.75%            0.70%             0.65%


                                                                                                             Rate for
                                                                        Size of Fund     Rate for First     Excess Over
FUND                                                                     (Millions)        $1 Billion       $1 Billion
----                                                                     ----------        ----------       ----------
Phoenix Duff & Phelps Institutional Mutual Funds
  Phoenix Duff & Phelps Institutional Growth Stock Portfolio                $66.0            0.60%             0.55%



                                                                                                            Rate for
                                                      Size of Fund     Rate for First    Rate for Next      Excess Over
FUND                                                   (Millions)       $250,000,000      $250,000.000     $500,000,000
----                                                   ----------       ------------      ------------     ------------
The Phoenix Edge Series Fund
  Growth Series                                         $1,710.6            0.70%            0.65%             0.60%
  International Series                                  $  247.1            0.75%            0.70%             0.65%
  Phoenix Growth and Income Series                      $   14.0            0.70%            0.65%             0.60%
  Phoenix Value Equity Series                           $    5.1            0.70%            0.65%             0.60%
  Phoenix Strategic Theme Series                        $   57.7            0.75%            0.70%             0.65%

       The Adviser also serves as subadviser to SunAmerica Series Trust. As compensation for its services to the Growth Portfolio of SunAmerica Series Trust, the Adviser is entitled to a monthly fee at the following annual rates:


                                                                                                  Rate for Excess
Size of Fund        Rate for First       Rate for Next      Rate for Next      Rate for Next           Over
  Millions           $50,000,000         $100,000,000        $150,000,000       $200,000,000       $500,000,000
  --------           -----------         ------------        ------------       ------------       ------------
   $244.4               0.35%                0.30%              0.25%              0.20%               0.15%

Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.


The Advisory Agreement

       PIC acts as investment adviser under an Investment Advisory Agreement dated January 1, 1994, as amended ("Advisory Agreement") between the Trust and PIC. Under the Advisory Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.75% of each Fund's average daily net assets of up to $1 billion, 0.70% of each Fund's average daily net assets from $1 billion to $2 billion and 0.65% of each Fund's average daily net assets in excess of $2 billion.

       The Advisory Agreement provides that the Adviser shall furnish continuously an investment program for the Funds, and shall manage the investment and reinvestment of the assets of the Funds subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party. Each of the Funds will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of each of the respective series of the Trust.

       Under the Advisory Agreement, the Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

       The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory

Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

       The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of each series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Trust.

      The Advisory Agreement was last approved by the shareholders on January 31, 1994. The terms and conditions of the Advisory Agreement have been approved annually by the Trustees, including a majority of the Disinterested Trustees.

Management of the Adviser

       The directors of the Adviser are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix Home Life.

       Michael E. Haylon, Executive Vice President of the Trust, is President and a director of the Adviser. Philip R. McLoughlin, Trustee and President of the Trust, is a director and Chairman of the Adviser. William R. Moyer, Vice President of the Trust, is a director and Senior Vice President, Chief Financial Officer and Treasurer of the Adviser. David L. Albrycht, Timothy M. Heaney, William E. Keen, III, Peter S. Lannigan, Leonard J. Saltiel, Michael Schatt, Pierre D. Trinque and James D. Wehr officers of the Trust, are also officers of the Adviser.

Portfolio Transactions and Brokerage

       The Trust paid no commissions to any affiliated broker for portfolio transactions during its most recent fiscal year.

Interest in Certain Transaction

       Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are Trustees of the Trust and are also directors of PXP. Michael E. Haylon is an executive officer of the Trust and also a director of

PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Francis
E. Jeffries is a Trustee of the Trust and also a shareholder of PXP. By virtue of these individuals' relationships with the Trust and with PXP, an intermediate parent of the Adviser, under the proxy rules they are deemed to have a material interest in the Advisory Agreement. Pursuant to the Advisory Agreement, PIC received $5.2 million in fees from the Trust during the fiscal year ended November 30, 1997.

Underwriter and Administrator

       Phoenix Equity Planning Corporation, an affiliate of the Adviser, serves as national distributor of the Trust's shares. For the fiscal year ended November 30, 1997, PEPCO was paid $2,114,382 for its services as national distributor of which $1,620,047 was reallowed to dealers having sales agreements with PEPCO. PEPCO also acts as financial agent for the Trust for which it was paid $541,814 for its services during the Trust's last fiscal year.

                                    PROPOSALS

PROPOSAL NO. 1: TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT WITH ABERDEEN FUND MANAGERS, INC.

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX INTERNATIONAL PORTFOLIO)

         At a meeting of the Executive Committee of the Board of Trustees (the "Committee") held on May 26, 1998, the Adviser presented a proposal under which Aberdeen Fund Managers, Inc. ("Aberdeen" or "Subadviser") would be engaged as a subadviser to the Fund. At that meeting, the Committee heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Fund's former portfolio managers, that prompted the Adviser to consider alternative means to manage the Fund. Based on the Adviser's existing relationship with Aberdeen through Aberdeen's management of certain other affiliated mutual funds and on the performance of those funds and others managed by Aberdeen, the Adviser's management recommended that Aberdeen be retained to provide the investment program for the Fund. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Committee considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Committee concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Aberdeen would provide appropriate expertise in the management of an investment program for the Fund. The Committee voted to recommend to the Board of Trustees the retention of Aberdeen as subadviser to the Fund. Based on this recommendation and on information supplied to it, at its meeting on May 27, 1998, the Board of Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Aberdeen Subadvisory Agreement and to recommend to shareholders the retention of Aberdeen as subadviser to the Fund.

         Under the terms of the proposed Aberdeen Subadvisory Agreement (attached as Exhibit A), the Adviser will delegate to Aberdeen the performance of certain of its investment management services under the Advisory Agreement. Additionally, Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, the Adviser will pay Aberdeen compensation at the annual rate of 0.375% of the Fund's average daily net assets up to $1 billion, 0.35% of the Fund's average daily net assets from $1 billion to $2 billion and 0.325% of the Fund's average daily net assets in excess of $2 billion.

         Aberdeen is authorized under the Aberdeen Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Aberdeen is also authorized under the Aberdeen Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Aberdeen with the prior written approval of the Trust.

         Under the Aberdeen Subadvisory Agreement, Aberdeen is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Fund's investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

         The Aberdeen Subadvisory Agreement will become effective upon its approval by shareholders and will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

Information about Aberdeen

         Aberdeen has been an investment adviser since 1995 and is a subsidiary of Aberdeen Asset Management PLC which was established in 1983. As of June 30, 1998, Aberdeen managed in excess of $286 million in assets for institutions. Aberdeen's principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394. The address of Aberdeen Asset Management PLC is 10 Queen's Terrace, Aberdeen, Scotland AB10 1QG. Phoenix Home Life owns approximately 11% of the outstanding shares of Aberdeen Asset Management PLC and is not its largest shareholder.

         Aberdeen currently serves as subadviser to a number of other funds having a similar investment objective to that of the Fund. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.


                                                         Size of Fund
        FUND                                              (Millions)         Rate of Compensation
        ----                                              ----------         --------------------
        Phoenix-Aberdeen Series Fund
         Global Small Cap Fund                              $31.8                   0.40%
         New Asia Fund                                       $9.2                   0.40%



                                       10


        The Phoenix Edge Series Fund
         Aberdeen New Asia Series                            $8.6                   0.40%
        CoreFunds, Inc.
         International Growth Fund                          $31.7                   0.375%

         Note: Aberdeen has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the Funds listed above.

Management of the Subadviser

         The names and principal occupations of the directors and executive officers of Aberdeen are as follows. The address of each, as it relates to his duties at Aberdeen, is the same as that of Aberdeen.


Name                                                                   Principal Occupation
----                                                                   --------------------
Richard D. Fabricius....................... Director and director of sales and marketing of Aberdeen since 1997.
                                            Previously Investment Manager of Aberdeen Asset Management PLC
                                            (1994-1997).

Martin Gilbert ............................ Chief Executive of Aberdeen Asset Management PLC since 1992 and
                                            Director and President of Aberdeen since 1995. Chairman of Aberdeen
                                            Asset Management PLC's principal subsidiaries and a director of the funds in its fund complex. Previously Managing Director (1988-1992)
                                            and Director/Investment Manager (1983-1989) of Aberdeen Asset
                                            Management PLC.

Bev Hendry ................................ Chief Executive Officer, Chief Operating Officer, Vice President and
                                            Director of Aberdeen since 1995. Director of Aberdeen Asset Management
                                            PLC since 1991. Previously Managing Director of Abtrust Unit Trust
                                            Managers Limited (1987-1995).

Gawaine Lewis ............................. Director and Investment Manager of Aberdeen since 1995. Portfolio
                                            Manager of Aberdeen Prolific Latin American Unit Trust, Aberdeen Latin
                                            American Investment Trust PLC, Aberdeen Prolific Emerging Markets Unit
                                            Trust and Aberdeen Emerging Economies Investment Trust PLC since 1995.
                                            Previously Investment Manager of Aberdeen Asset Managers Limited
                                            (1994-1995) and Portfolio Manager of CIM Fund Managers (1991-1994).

James L. Pope ............................. Managing Director of Philadelphia International Investment Corporation
                                            since 1997. Director and Assistant Treasurer of Aberdeen since 1995.

                                 RECOMMENDATION

         The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Aberdeen Subadvisory Agreement and that the terms of the Aberdeen Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the International Fund vote to approve the proposed Aberdeen Subadvisory Agreement.

Voting Requirements

         The Trustees recommend that the shareholders approve the Aberdeen Subadvisory Agreement. Approval of the Aberdeen Subadvisory Agreement is to be determined by the vote of a majority of the outstanding shares of the International Fund, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund.

             THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE
                     PROPOSED ABERDEEN SUBADVISORY AGREEMENT


PROPOSAL NO. 2: TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT WITH SENECA CAPITAL MANAGEMENT LLC

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX MID CAP PORTFOLIO)

         At a meeting of the Board of Trustees held on June 25, 1998, the Adviser presented a proposal under which Seneca Capital Management LLC ("Seneca" or "Subadviser") would be engaged as a subadviser to the Mid Cap Fund. At that meeting, the Trustees heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Fund's former portfolio manager, that prompted the Adviser to consider alternative means to manage the Fund. As a result of the Adviser's parent's acquisition of Seneca and the management by Seneca of various equity mutual funds with investment objectives similar to those of the Fund, and the exceptional performance of those funds, Adviser's management recommended that Seneca be retained to provide the investment program for the Fund. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Board considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Seneca would provide appropriate expertise in the management of an investment program for the Fund.

         The Board determined that it was in the best interests of the Mid Cap Fund and its shareholders to enter into a subadvisory agreement immediately on a short term basis while shareholders review the longer-term appointment of the Subadviser. Accordingly, the Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Seneca Subadvisory Agreement and authorized immediate implementation of such Agreement for a term extending through and including October 31, 1998, and upon shareholder approval, through and including December 31, 1998.

         While shareholder approval would ordinarily be required for a subadvisory agreement, it has been determined that such approval is not necessary as a matter of law in this instance as the Adviser and Subadviser are under common control. However, since the investment operations of the Adviser and Subadviser are not related on a day-to-day basis, the Trustees, including a majority of the Disinterested Trustees, also voted to submit the proposed Seneca Subadvisory Agreement to shareholders and to recommend that shareholders approve such Agreement.

         Under the terms of the Seneca Subadvisory Agreement (attached as Exhibit B), PIC will delegate the performance of certain investment services under the Advisory Agreement to Seneca, including implementation of the Fund's investment program. Seneca will furnish at its own expense the office facilities and personnel necessary to perform these services. For its services as subadviser, the Adviser will pay Seneca compensation at the following annual rates as a percentage of the aggregate daily net asset values of the Fund:


  Rate for First            Rate for Next              Rate for Next            Rate for Excess
   $342,000,00              $658,000,000                $1 Billion              Over $2 Billion
  --------------            -------------              -------------            ---------------
      0.20%                    0.375%                      0.35%                    0.325%

         Seneca is authorized under the Seneca Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Seneca is also authorized under the Seneca Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Seneca with the prior written approval of the Trust.

         Under the Seneca Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Fund's investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

         The Seneca Subadvisory Agreement became effective on June 26, 1998 for a term through October 31, 1998 and, upon its approval by shareholders, will extend through December 31, 1998. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

Information about Seneca

         Seneca has been (with its predecessor, GMG/Seneca Capital Management, L.P.) an investment adviser since 1989 and is a California limited liability company. As of May 31, 1998, Seneca managed in excess of $5.17 billion in assets for institutions and individuals. Seneca's address is 909 Montgomery Street, Suite 600, San Francisco, California 94133.

         PXP currently holds 74.9% and Ms. Seneca holds in excess of 5%, of the membership interest in Seneca. By virtue of their ownership of and/or positions with Seneca LLC, PXP and Ms. Seneca may be deemed "parents" of Seneca within the meaning of the proxy rules. Ms. Seneca, Ms. Westhoff and Mr. Jacks also hold certain non-voting interests in Seneca and/or options to purchase shares of PXP.

         Seneca currently serves as subadviser to a number of other mutual funds having a similar investment objective to that of the Fund. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.


                                                       Size of Fund
      FUND                                              (Millions)         Rate of Compensation
      ----                                              ----------         --------------------
      Seneca Funds
        Seneca Growth Fund                                $56.6                   0.35%
        Seneca Mid-Cap "EDGE" (sm) Fund                   $13.8                   0.40%

      FUND
      ----

      The Phoenix Edge Series Fund
         Seneca Mid-Cap Growth Fund                        $4.5                   0.40%


                                                                                                   Rate for
                           Size of Fund    Rate for First     Rate for Next    Rate for Next    Excess Over $2
          FUND               Millions       $184,000,000      $816,000,000       $1 Billion         Billion
          ----               --------       ------------      ------------       ----------         -------
Phoenix Strategic
Equity Series Fund
  Phoenix Equity              $202.4            0.20%             0.35%            0.325%            0.30%
   Opportunities
   Fund

         Note: Seneca has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the Funds listed above.

Management of the Subadviser

         The names and principal occupations of the executive officers of Seneca and each employee or member of Seneca who will be an officer of the Trust, are as follows. The address of each, as it relates to his or her duties at Seneca, is the same as that of Seneca.


Name                                                            Principal Occupation
----                                                            --------------------
Gail P. Seneca............................. Managing General Partner and Chief Executive and Investment
                                            Officer of GMG/Seneca Capital Management L.P. since November
                                            1989. President and Chief Executive and Investment Officer of
                                            Seneca since June 1996. General Partner of Genesis Merchant
                                            Group, L.P. since January 1990. President and sole shareholder of GenCap, Inc. since July 1994. President and Trustee of the
                                            Seneca Funds and portfolio management team leader of each of the funds.

Sandra J. Westhoff ........................ Chief Administrative Officer of GMG/Seneca Capital Management L.P.
                                            since September 1994. Chief Operating Officer of Seneca since June
                                            1996. Treasurer of the Seneca Funds.

Ronald K. Jacks ........................... Equity Portfolio Manager of GMG/Seneca Capital Management L.P. since
                                            July 1990 and of Seneca since July 1995. Secretary of the Seneca
                                            Funds and portfolio management team leader of the Seneca Mid-Cap
                                            "EDGE" (sm) Fund.

Richard D. Little  ........................ Director of Equities of GMG/Seneca Capital Management L.P. since
                                            December 1989 and of Seneca since July 1996. Portfolio management team leader of Seneca Growth Fund and Seneca Mid-Cap "EDGE" (sm) Fund.

Thomas N. Steenburg ....................... Secretary, General Counsel and Compliance Officer of Seneca
                                            since June 1997. Vice President, Secretary and Counsel of



                                       15


                                            PIC, NS&RC, PXP and Equity Planning since November 1995 and Duff and Phelps Investment Management Co. since January 1996. Vice
                                            President - Compliance of Phoenix-Aberdeen International
                                            Advisers, LLC since May 1996.

         Ms. Seneca, an officer of the Trust, is President and Chief Executive and Investment Officer of Seneca. Messrs. Jacks, Little and Steenburg, officers of the Trust, are also officers of Seneca.

                                 RECOMMENDATION

         The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Seneca Subadvisory Agreement and that the terms of the Seneca Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Mid Cap Fund vote to approve the proposed Seneca Subadvisory Agreement.

Voting Requirements

         The Trustees recommend that the shareholders approve the Seneca Subadvisory Agreement. Approval of the Seneca Subadvisory Agreement is to be determined by the vote of a majority of the outstanding shares of the Mid Cap Fund, voting as a separate class. A majority is constituted by the lessor of:
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund.

             THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE
                      PROPOSED SENECA SUBADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

Other Matters

       As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before this meeting. However, if any other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

Proposals For Next Meeting Of Shareholders

       The next meeting of shareholders is scheduled to be held in 1999. Proposals by any shareholder of the Fund which are intended to be presented at the meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting on or before December 31, 1998.


                                             By Order of the Board of Trustees,


                                             G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
September 21, 1998

                                    EXHIBIT A
                          PHOENIX MULTI-PORTFOLIO FUND
                              SUBADVISORY AGREEMENT
                              ---------------------


                                                               October ___, 1998

Aberdeen Fund Managers, Inc.
1 Financial Plaza, Suite 2210
Nations Bank Tower
Fort Lauderdale, FL 33394

RE:  Subadvisory Agreement

Gentlemen:

Phoenix Multi-Portfolio Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix International Portfolio (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

 1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Aberdeen Fund Managers, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

                (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

         C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

                  A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

                  C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

                  D. Reference is hereby made to the Declaration of Trust dated October 15, 1987, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Multi-Portfolio Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 1999, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                                PHOENIX INVESTMENT COUNSEL, INC.


                                                By:
                                                    ----------------------------
                                                    Michael E. Haylon
                                                    President

ACCEPTED:

ABERDEEN FUND MANAGERS, INC.


By: ---------------------------------
    Bev Hendry
    Chief Executive Officer, Chief Operating
    Officer and Vice President





SCHEDULES:  A.     Subadviser Functions
            B.     Operational Procedures
            C.     Fee Schedule
            D.     Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Brown Brothers Harriman & Co. (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.375% of the average daily net assets of the Phoenix International Fund up to $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C.       The time of entry or cancellation;
         D.       The price at which executed;
         E.       The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Trust.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.       Shall include the consideration given to:
                  (i)     The sale of shares of the Trust by brokers or dealers.
                  (ii) The supplying of services or benefits by brokers or dealers to:
                          (a)  The Trust,
                          (b)  The Adviser (Phoenix Investment Counsel, Inc.)
                          (c)  The Subadviser, and
                          (d)  Any person other than the foregoing.
                  (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*


--------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

                                    EXHIBIT B
                          PHOENIX MULTI-PORTFOLIO FUND
                              SUBADVISORY AGREEMENT
                              ---------------------


                                                                   June 26, 1998

Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

RE:  Subadvisory Agreement

Gentlemen:

Phoenix Multi-Portfolio Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix Mid Cap Portfolio (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Seneca Capital Management LLC (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

                (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

         C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

 7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

                  A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

                  C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

                  D. Reference is hereby made to the Declaration of Trust dated October 15, 1987, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Multi-Portfolio Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until October 31, 1998, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                                PHOENIX INVESTMENT COUNSEL, INC.


                                                By:  /s/ Michael E. Haylon
                                                     ---------------------------
                                                     Michael E. Haylon
                                                     President

ACCEPTED:

SENECA CAPITAL MANAGEMENT LLC


By:  /s/ Sandra J. Westhoff
     ---------------------------------
     Sandra J. Westhoff
     Chief Operating Officer





SCHEDULES:  A.     Subadviser Functions
            B.     Operational Procedures
            C.     Fee Schedule
            D.     Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.20% of the average daily net assets of the Phoenix Mid Cap Portfolio up to $342 million, 0.375% of such value between $342 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C.       The time of entry or cancellation;
         D.       The price at which executed;
         E.       The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Trust.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.       Shall include the consideration given to:
                  (i)     The sale of shares of the Trust by brokers or dealers.
                  (ii) The supplying of services or benefits by brokers or dealers to:
                          (a)  The Trust,
                          (b)  The Adviser (Phoenix Investment Counsel, Inc.)
                          (c)  The Subadviser, and
                          (d)  Any person other than the foregoing.
                  (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*


--------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                   Proxy for a Special Meeting of Shareholders

                                      PROXY

       The undersigned shareholder of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on October 27, 1998 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" the Proposal.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
                   WHICH RECOMMENDS A VOTE "FOR" THE PROPOSAL

[X]    Please mark votes as in this Example.

PROPOSAL 1.
TO APPROVE A SUBADVISORY AGREEMENT WITH
ABERDEEN FUND MANAGERS, INC.

                [ ]  FOR            [ ]     AGAINST           [ ]      ABSTAIN


PROPOSAL 2.
TO APPROVE A SUBADVISORY AGREEMENT WITH
SENECA CAPITAL MANAGEMENT LLC

                [ ]  FOR            [ ]     AGAINST           [ ]      ABSTAIN


                                                                               --------------------------------------
          Please be sure to sign and date this Proxy.                           Date
---------------------------------------------------------------------------------------------------------------------



          Shareholder sign here                                        Co-owner sign here
---------------------------------------------------------------------------------------------------------------------


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


RECORD DATE SHARES: